                                                                                                            May 6, 2011

DREYFUS STATE MUNICIPAL BOND FUNDS (the "fund")

- Dreyfus Maryland Fund
- Dreyfus Massachusetts Fund
- Dreyfus Minnesota Fund
- Dreyfus Ohio Fund
- Dreyfus Pennsylvania Fund

Supplement to Prospectus

dated September 1, 2010

As Revised, January 4, 2011

            The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled "Portfolio Management" and "Management":

            The Dreyfus Maryland Fund is co-managed by Jeffrey Burger and James Welch.

Mr. Burger and Mr. Welch have been primary portfolio managers of the Dreyfus Maryland Fund since December 2009 and May 2011, respectively.

            The Dreyfus Massachusetts Fund is co-managed by Thomas Casey and James Welch.  Mr. Casey and Mr. Welch have been primary portfolio managers of the Dreyfus Massachusetts Fund since May 2011 and July 2007, respectively.

            The Dreyfus Minnesota Fund and the Dreyfus Ohio Fund are co-managed by David Belton and James Welch.  Mr. Belton and Mr. Welch have been primary portfolio managers of the Dreyfus Minnesota Fund and the Dreyfus Ohio Fund since December 2009 and May 2011, respectively.

            The Dreyfus Pennsylvania Fund is co-managed by Steven Harvey and James Welch.  Mr. Harvey and Mr. Welch have been primary portfolio managers of the Dreyfus Pennsylvania Fund since October 2009 and May 2011, respectively.